UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2015

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Saginaw Drive Redwood City CA		94063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 366-2626

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2015, the Company held its 2015 Annual Meeting of Stockholders. Five proposals were voted on at the meeting: (1) the election of six directors: Kevin C. Tang, Barry D. Quart, Robert H. Rosen, Craig A. Johnson, Kimberly J. Manhard and John W. Poyhonen to serve until the 2016 Annual Meeting of Stockholders; (2) the ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; (3) an advisory vote to approve compensation paid to the Company’s named executive officers during fiscal year 2014; (4) the amendment of the Company’s 2007 Amended and Restated Equity Incentive Plan (the “2007 Plan”) to increase the shares of common stock authorized for issuance thereunder from 6,500,000 to 10,800,000 shares and to re-approve the performance goals under the 2007 Plan; and (5) the amendment of the Company’s 1997 Employee Stock Purchase Plan, as amended, to increase the shares of common stock authorized for issuance thereunder from 75,000 to 175,000 shares.

Only stockholders of record as of the close of business on April 15, 2015 were entitled to vote at the 2015 Annual Meeting. As of April 15, 2015, 29,630,533 shares of common stock of the Company were outstanding and entitled to vote at the 2015 Annual Meeting. At the 2015 Annual Meeting, 24,969,170 shares of common stock of the Company were represented by proxy constituting a quorum for the meeting. As set forth below, each of the five proposals voted on at the meeting were approved by the stockholders entitled to vote thereon.

The votes with respect to each of the proposals are set forth below.

Election of six directors to serve until the 2016 annual meeting:

Name of Director Nominees	For	Withheld	Broker Non-Votes
Kevin C. Tang	19,159,096	2,147,534	3,662,540
Barry D. Quart	21,236,829	69,801	3,662,540
Robert H. Rosen	20,952,973	353,657	3,662,540
Craig A. Johnson	20,167,167	1,139,463	3,662,540
Kimberly J. Manhard	19,426,368	1,880,262	3,662,540
John W. Poyhonen	19,425,866	1,880,764	3,662,540

Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015:

For	Against	Abstain	Broker Non-Votes
24,794,302	146,184	28,684	0

Advisory vote to approve compensation paid to the Company’s named executive officers during fiscal year 2014:

For	Against	Abstain	Broker Non-Votes
18,550,588	2,654,886	101,156	3,662,540

Amend the Company’s 2007 Plan to increase the shares of common stock authorized for issuance thereunder from 6,500,000 to 10,800,000 shares and to re-approve the performance goals under the 2007 Plan:

For	Against	Abstain	Broker Non-Votes
16,316,650	4,980,385	9,595	3,662,540

Amend the Company’s 1997 Employee Stock Purchase Plan, as amended, to increase the shares of common stock authorized for issuance thereunder from 75,000 to 175,000 shares:

For	Against	Abstain	Broker Non-Votes
20,120,982	1,134,402	51,246	3,662,540

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: June 11, 2015	/s/ Esme C. Smith
Esme C. Smith
Vice President, General Counsel & Secretary

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